HERITAGE EQUITY FUNDS
     SUPPLEMENT DATED JUNE 22, 1999 TO THE PROSPECTUS DATED JANUARY 4, 1999


           REVISED PAYMENTS OF CLASS A PURCHASES OF $1 MILLION OR MORE
           -----------------------------------------------------------

         Effective July 1, 1999, the following replaces the second footnote on page 23 of the Prospectus:

         (2) For purchases of $1 million or more, Heritage may pay from its own resources to the Distributor, up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter. These shares purchased will then be subject to an 18-month CDSC of 1.00% and Heritage will retain the initial year's Rule 12b-1 fees.

                   ADDITION TO WAIVER OF CLASS A SALES CHARGES
                   -------------------------------------------

         The section "Waiver of Class A Sales Charge" on page 25 of the Prospectus is supplemented as follows:

         Class A shares also may be sold at net asset value without any sales charge to individual retirement accounts, qualified retirement plans and taxable accounts that execute transactions through a single omnibus account per fund that is maintained by a financial institution or service organization that has entered into an acceptable administrative or similar agreement with the applicable Heritage mutual fund, Heritage or the funds' distributor.

                               GROWTH EQUITY FUND
                               ------------------

         Effective April 1, 1999, Mr. Ashi Parikh, Managing Director and Portfolio Manager for the large capitalization Growth Equity Program at Eagle Asset Management, Inc. ("Eagle"), started as the portfolio manager for the Heritage Series Trust - Growth Equity Fund. As a result, the following paragraph replaces the section titled "Who is the Portfolio Manager" on page 8 of the
Prospectus:

              WHO IS THE PORTFOLIO MANAGER. Mr. Ashi Parikh, Managing Director and Portfolio Manager for the large capitalization Growth Equity Program at Eagle is responsible for the day-to-day management of the Fund.


         Also, on page 21, the following information replaces the existing paragraph under "Growth Equity Fund":

         o GROWTH EQUITY FUND - Ashi Parikh has been responsible for the day-to-day management of the Fund since April 1999. Mr. Ashi Parikh has served as Managing Director and Portfolio Manager for the large capitalization Growth Equity Program at Eagle since
              April 1999. Mr. Parikh joined Eagle from Bank One Investment Advisors, Inc. where he was Managing Director of their Growth Equity Team and lead manager for the One Group Large Company Growth Fund and the One Group Growth Opportunities Fund. He joined Bank One Corporation in 1992 and Bank One Investment Advisors in 1994.

                                    - OVER -

                              HERITAGE EQUITY FUNDS
     SUPPLEMENT DATED JUNE 22, 1999 TO THE PROSPECTUS DATED JANUARY 4, 1999

                                VALUE EQUITY FUND

         At their May 14, 1999 special meeting, the shareholders of the Value Equity Fund approved the appointment of Osprey Partners Investment Management, LLC to serve as an additional subadviser to Heritage Series Trust - Value Equity Fund. Osprey commenced management of all of the Fund's assets on May 18, 1999. As a result, the following paragraph replaces the section titled "Who is the Portfolio Manager" on page 18 of the Prospectus:

                  WHO IS THE PORTFOLIO MANAGER. Russell S. Tompkins, a Managing Partner and the Chief Operating Officer at Osprey Partners Investment Management, LLC, and Jerome D. Fischer, a Managing Partner and the Head of Equity Research at Osprey, share responsibility for the day-to-day management of the fund's investment portfolio.

         In addition, the second paragraph in the section titled "Subadvisers" on page 20 of the Prospectus is modified as follows:

         o Eagle Asset Management, Inc. serves as the subadviser to the Aggressive Growth Fund, the Capital Appreciation Trust, the Growth Equity Fund, the Income-Growth Trust, the Mid Cap Growth Fund, the Small Cap Stock Fund and the Value Equity Fund. However, Heritage Asset Management, Inc., the Funds' manager, currently has not allocated any of the assets of the Capital Appreciation Trust or the Value Equity Fund to Eagle.

         Also, the following information is included after the fourth paragraph in the section title "Subadvisers" on page 20 of the Prospectus:

                  Osprey Partners Investment Management, LLC ("Osprey"), Shrewsbury Executive Center II, 1040 Broad Street, Shrewsbury, New Jersey 07702, was approved by the shareholders to serve as an additional subadviser to the Value Equity Fund. Heritage has allocated all of the Fund's assets to Osprey. As of February 26, 1999, Osprey had approximately $2 billion of assets under its discretionary management.

                  Osprey manages the Value Equity Fund using a value-oriented investment style. Osprey uses an investment strategy focusing on:

         o    bottom-up, in-depth research centering on company fundamentals

         o selecting undervalued stocks with low price/earnings ratios, high dividend yields, low debt to total capital ratios, significant operating cash flow and excellent prospects for growth

         o identifying financially strong, well-managed companies with market leading domestic and global products.

                  Osprey anticipates including the stocks of approximately 30 to 50 issuers in the Value Equity Fund's portfolio. Under normal conditions, each of these companies will have a market capitalization of at least $1 billion at the time of purchase.

         On page 21, the following information replaces the existing paragraph under "Value Equity Fund":

         o VALUE EQUITY FUND - Russell S. Tompkins and Jerome D. Fischer have shared responsibility for the day-to-day management since May 18, 1999. Mr. Tompkins has been a Managing Partner and Chief Operating Officer at Osprey since September 1998. At the time of his departure from Fox Asset Management, Inc. ("Fox"), Mr. Tompkins was a Managing Director, Director of Compliance and Senior Portfolio Manager from January 1988 to September 1998. Mr. Fischer has been a Managing Partner and Head of Equity Research at Osprey since September 1998. At the time of his departure from Fox, Mr. Fischer also had served as a Principal, Director of Large Cap Equity Research and Senior Portfolio Manager. He was employed at Fox from July 1992 to September 1998.